Exhibit 10.32

Waivers

March 10, 2025

WHEREAS, Xponential Fitness LLC, a Delaware limited liability company (the “Borrower”), is party to the Financing Agreement, dated as of April 19, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Xponential Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), the Borrower, each Subsidiary (as defined therein) of Parent listed as a "Borrower" on the signature pages thereto, each other Subsidiary of Parent listed as a "Guarantor" on the signature pages thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the "Lenders") and Wilmington Trust, National Association, as administrative agent and collateral agent for the Lenders.

WHEREAS, Section (a)(xix) of the definition of “Consolidated EBITDA” (the “Legal Costs Addback”) in the Financing Agreement limits the amounts that may be added to Consolidated EBITDA with respect to legal fees as follows (the “Specified Cap”):

“(xix) (A) non-recurring legal fees related to AKT seller mediation and/or litigation and settlement costs in connection therewith in an aggregate amount not to exceed (x) for any period ending during the Fiscal Year ending on December 31, 2020, in an aggregate amount not to exceed $3,000,000 and (y) for any period ending during the Fiscal Year ending on December 31, 2021, in an aggregate amount not to exceed $4,000,000; provided, that the amount added to Consolidated EBITDA pursuant to this clause (a)(xix)(A) for the four (4) consecutive fiscal quarter periods ending on March 31, 2021, June 30, 2021 and September 30, 2021 shall not exceed $7,000,000 for each such period and (B) any other non-recurring legal fees related to litigation and settlement costs in connection therewith in an aggregate amount not to exceed $2,000,000;”

The Borrower hereby requests, and the Lenders party hereto (which constitute the Required Lenders) hereby (i) consent to the inclusion of (x) non-recurring legal fees, costs, expenses and charges in relation to regulatory and special committee matters incurred on or after January 1, 2024 through to (and including) March 31, 2025, in an aggregate amount not to exceed $30,000,000 and (y) non-recurring gross legal fees, costs, expenses and charges incurred on or after April 1, 2025 in an aggregate amount not to exceed $1,000,000 per month (it being understood that any unused amounts may not be carried forward to subsequent months), in each case of this clause (i), as part of the Legal Costs Addback, (ii) for the avoidance of doubt and subject to the restrictions set forth in the preceding clause (i), waive any requirement to comply with the Specified Cap or any time period limitation contained in the Legal Costs Addback with respect to the fees, costs, expenses and charges described in the preceding clause (i) (iii) subject to the restrictions set forth in the preceding clause (i), consent to any actions that the Borrower or any of the Loan Parties have taken prior to the date hereof in consideration of the foregoing. All parties hereto agree that Borrower shall not be permitted to include Legal Costs Addbacks for any month ending following March 31, 2026 into the definition of “Consolidated EBITDA”.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this letter agreement by electronic mail shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party may request in writing that parties delivering an executed counterpart of this letter agreement by electronic mail also deliver an original executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this letter agreement. The words “execution,” “signed,” “signature,” and words of like import in this letter agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

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LENDERS:
MSD Investment Corp., as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD CLO I, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD PCOF PARTNERS XXXIX, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD PCOFECI2 SPV, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND, L.P., as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD SBAFLA SPV, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD BDC SPV II, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD BDC SPV I, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

MSD XPO Partners, LLC, as a Lender

By:	/s/ Kenneth Gerold
Name:	Kenneth Gerold
Title:	Authorized Signatory

LENDERS:
REDWOOD ENHANCED INCOME, Corp., as a Lender

By:	Redwood Capital Management LLC, its adviser
By:	/s/ Sean Sauler
Name:	Sean Sauler
Title:	Deputy CEO

REDWOOD MASTER FUND, LTD., as a Lender

By:	Redwood Capital Management LLC, its investment manager
By:	/s/ Sean Sauler
Name:	Sean Sauler
Title:	Deputy CEO

REDWOOD OPPORTUNITY MASTER FUND, LTD., as a Lender

By:	Redwood Capital Management LLC, its investment manager
By:	/s/ Sean Sauler
Name:	Sean Sauler
Title:	Deputy CEO

LENDERS:
DELALV Portfolios, L.L.C., as a Lender

By:	/s/ Seth Charnow
Name:	Seth Charnow
Title:	Authorized Signatory

DELALV Cayman C-1, Ltd., as a Lender

By:	s/ Seth Charnow
Name:	Seth Charnow
Title:	Authorized Signatory

[Signature Page to Waiver]

Agreed and Accepted:

The Company:

XPONENTIAL FITNESS LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

XPONENTIAL INTERMEDIATE HOLDINGS, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

CLUB PILATES FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

CYCLEBAR HOLDCO, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

CYCLEBAR FRANCHISING, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

CYCLEBAR WORLDWIDE INC.

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

STRETCH LAB FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

ROW HOUSE FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

YOGA SIX FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

AKT FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

PB FRANCHISING, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

STRIDE FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

XPONENTIAL FITNESS BRANDS INTERNATIONAL, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

RUMBLE FRANCHISE, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

BFT FRANCHISE HOLDINGS, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

AKT FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

XPOF ASSETCO, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

STRETCH LAB FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

RUMBLE FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

PB FRANCHISING SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

CYCLEBAR FRANCHISING SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

CLUB PILATES FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

YOGA SIX FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer

BFT FRANCHISE SPV, LLC

By:	/s/ John Meloun
Name:	John Meloun
Title:	Chief Financial Officer